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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 26, 2001

                         United Therapeutics Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                  0-26301                   52-1984749
            --------                  -------                   ----------
        (State or Other             (Commission              (I.R.S. Employer
        Jurisdiction of             File Number)          Identification Number)
         Incorporation)





            1110 Spring Street
             Silver Spring, MD                                     20910
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 (Address of Principal Executive Offices)                        (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 608-9292
                      -----------------------------------



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ITEM 5.  OTHER EVENTS.

        On June 26, 2001, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.           Description of Exhibit
-----------           ----------------------
   99                 Press release of June 26, 2001




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            United Therapeutics Corporation
                                            (Registrant)



Date:  June 27, 2001                By:       /s/ Fred T. Hadeed
                                            ------------------------------
                                            Name: Fred T. Hadeed
                                            Title: Chief Financial Officer










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                                  Exhibit Index

        Exhibit No.                 Description of Exhibit
        -----------                 ----------------------
             99                     Press release of June 26, 2001